SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                November 17, 2005
                                 Date of Report
                        (Date of earliest event reported)


                              VERTRUE INCORPORATED
             (Exact name of registrant as specified in its charter)



     DELAWARE                       0-21527                 06-1276882
-------------------------     --------------------      ---------------------
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)


                               680 Washington Blvd
                           Stamford, Connecticut 06901
                          -----------------------------
                    (Address of principal executive offices,
                               including zip code)


                                 (203) 324-7635
                                 --------------
                         (Registrant's telephone number,
                              including area code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Adoption of the Vertrue Incorporated 2005 Equity Incentive Plan

On November 17, 2005, the stockholders of Vertrue Incorporated (the "Company") approved the adoption of the Vertrue Incorporated 2005 Equity Incentive Plan (the "2005 Plan") at the Company's annual meeting of stockholders. A copy of the Plan was filed with the Securities and Exchange Commission as Annex B to the Company's 2005 Proxy Statement on Schedule 14A on October 17, 2005 and is incorporated by reference herein. Awards under the 2005 Plan may be granted to officers, employees, employee directors, consultants and advisors of the Company or any of its subsidiaries. The 2005 Plan authorizes the following awards: stock options, restricted stock, restricted stock units, stock appreciation rights, performance stock and performance stock units. The Executive Officer Development and Compensation Committee of the Board of Directors ("the Committee") has the authority to determine the terms and conditions of the awards at the time of grant including vesting, exercisability, payment and the effect, if any, that a participant's termination of service will have on an award.

Amendment to the Vertrue Incorporated 2004 Long-Term Incentive Plan

On November 17, 2005, the stockholders of the Company approved the amendment to the Vertrue Incorporated 2004 Long-Term Incentive Plan (the "LTIP"). A copy of the Amendment was filed with the Securities and Exchange Commission as Annex A to the Company's 2005 Proxy Statement on Schedule 14A on October 17, 2005 and is incorporated by reference herein. Under the terms of the LTIP, for each 3-year performance period, the Committee has the authority to designate the officers and employees who are eligible for awards, the potential amounts of awards (subject to the LTIP maximum), whether the awards are payable in cash or stock and the performance goals to be met for awards to be paid.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1     Vertrue Incorporated 2005 Equity Incentive Plan
10.2     First Amendment to the Vertrue Incorporated Long-Term Incentive Plan

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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  VERTRUE INCORPORATED
                                  (Registrant)


Date:  November 22, 2005
                                  By: /s/ Gary A. Johnson
                                      -----------------------------------
                                      NAME:  Gary A. Johnson
                                      TITLE: President and Chief Executive
                                             Officer

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



                                INDEX TO EXHIBITS


No.      Description
---      -----------

10.1 Vertrue Incorporated 2005 Equity Incentive Plan (filed as Annex B to the Company's Proxy Statement on Schedule 14A, filed on October 17,
         2005).

10.2 First Amendment to the Vertrue Incorporated Long-Term Incentive Plan (filed as Annex A to the Company's Proxy Statement on Schedule 14A, filed on October 17, 2005).


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